UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2019

Cable One, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2019, Cable One, Inc. (the “Company”) entered into a Stock Purchase Agreement, dated as of March 31, 2019 (the “Purchase Agreement”), with Fidelity Communications Co. (“Fidelity”), a Missouri corporation, pursuant to which the Company has agreed to acquire all of the outstanding equity interests in the entities comprising Fidelity’s data, video and voice business and certain related assets (the “transaction”). Fidelity is a family-owned cable operator headquartered in Sullivan, Missouri.

Under the terms of the Purchase Agreement, the Company will pay a purchase price of $525,855,000 in cash, subject to customary post-closing adjustments. The Company expects to finance the transaction through a combination of cash on hand, revolving credit facility capacity and the proceeds of new indebtedness. The closing of the transaction is subject to the receipt of certain regulatory approvals and other customary closing conditions. The Company currently anticipates that the transaction will be completed during the fourth quarter of 2019.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk between those parties and do not establish such matters as facts.  Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of the Company, Fidelity or any of their respective subsidiaries or affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors:

•	uncertainties as to the timing of the transaction and the risk that it may not be completed in a timely manner or at all;
•
the possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

•	risks regarding the failure to obtain the necessary financing to complete the transaction;
•
the effect of the announcement or pendency of the transaction on the Company’s and Fidelity’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;
•	uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the transaction;
•	the Company’s ability to integrate Fidelity’s operations into its own;
•	rising levels of competition from historical and new entrants in the Company’s markets;
•	recent and future changes in technology;
•	the Company’s ability to continue to grow its business services products;
•	increases in programming costs and retransmission fees;
•	the Company’s ability to obtain hardware, software and operational support from vendors;
•	the effects of any new significant acquisitions by the Company;
•	risks that the Company’s rebranding may not produce the benefits expected;
•	adverse economic conditions;
•	the integrity and security of the Company’s network and information systems;

•	the impact of possible security breaches and other disruptions, including cyber-attacks;
•	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
•	the Company’s ability to retain key employees;
•	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
•	additional regulation of the Company’s video and voice services;
•	the Company’s ability to renew cable system franchises;
•	increases in pole attachment costs;
•	changes in local governmental franchising authority and broadcast carriage regulations;
•	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
•	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
•	the Company’s ability to incur future indebtedness;
•	fluctuations in the Company’s stock price;
•	the Company’s ability to continue to pay dividends;
•	dilution from equity awards and potential stock issuances in connection with acquisitions;
•	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers; and
•	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to its latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 7.01	Regulation FD Disclosure.

On April 1, 2019, the Company issued a press release announcing the transaction. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by Cable One, Inc. on April 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 1, 2019